UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[X] Definitive Additional Materials

[  ] Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Invesco QQQ TrustSM, Series 1

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

Don’t Miss Out! Join Your Fellow Shareholders Vote QQQ!

Dear Shareholder,

We appreciate your patience and understanding in connection with the QQQ Special Shareholders Meeting to be held on December 5, 2025. It has been a long and tedious process, but the solicitation will be coming to an end in early December. We do need your assistance in voting your shares to ensure we make it to the finish line.

Because the vote requirement to pass the proposal to convert your fund from a UIT structure to an Open-End ETF is 51% of shares outstanding and there are millions of small unvoted investors, we need you to support QQQ and all your fellow shareholders who have overwhelmingly voted FOR all proposals.

Please take advantage of your right to vote by signing, dating and mailing your proxy card in the postage paid return envelope or following the instructions on the proxy card to vote by internet or telephone.

Thank you in advance for voting.

How can I vote my shares?
1) 2) 3)

Vote by Mail

Vote by Internet or Telephone.

If you have any questions or need help voting, please call Invesco’s proxy solicitor, Sodali & Co. Fund Solutions, toll-free at 1-800-886-4839. Hours of Operation:

●   Monday – Friday: 10:00 am to 11:00 pm ET

●   Saturday: 12:00 pm to 5:00 pm ET

Please Vote Now!

Mailings and calls will STOP once you vote!

Link to video commentary and all proxy materials can be found: www.proxyvotinginfo.com/p/qqq

QQQ ADJ3 S19597

In Focus
July 17, 2025 (updated October 24, 2025)

Invesco Proposes to Modernize Invesco QQQ and Lower its Total Expense Ratio

On August 18, 2025, Invesco Capital Management, LLC (Invesco) filed a definitive proxy statement with the Securities and Exchange Commission (SEC), updating and finalizing preliminary documents that were filed with the SEC on July 17, 2025. The proxy statement seeks the approval of QQQ’s shareholders of record as of August 15, 2025 to take certain actions, including amending QQQ’s governing instruments, to operate QQQ in a manner that would result in its reclassification under the Investment Company Act of 1940, as amended, from that of a “unit investment trust” to that of a “management company,” with a subclassification as an “open-end company,” all as defined in the Investment Company Act of 1940 (1940 Act).

In addition to other benefits, if shareholders approve the proposals contained in the proxy statement, QQQ’s total expense ratio (TER) will be lowered from 0.20% to 0.18%, representing a 10% reduction in expenses borne by QQQ.

What’s Changing and Why It Matters for Shareholders

What will change with QQQ?

Since its launch in 1999, QQQ has operated as a Unit Investment Trust (UIT). While this structure was common in the early days of ETFs, the industry has evolved, and today, nearly all ETFs are structured as Open-End Funds. Currently, there are fewer than 10 ETFs (10 of the oldest ETFs in the US) that are structured as UITs.

What are the proposals being presented to shareholders?

As described in the proxy statement, shareholders are being asked to vote on three separate proposals:

•	Approve amendments to QQQ’s governing instruments intended to change QQQ’s classification from a UIT to an Open-End Fund
•

Approve the election of trustees to serve on the Board of Trustees of QQQ following the amendment of the governing instruments, thereby replacing the existing trustee (a bank) with a slate of individual trustees.

•

Approve an investment advisory agreement between QQQ and Invesco that will allow Invesco to manage the fund as its investment advisor. (QQQ does not currently have an investment advisor.) Under the proposed advisory agreement, Invesco will charge QQQ a unitary fee of 0.18%, which will lower the TER of QQQ from 0.20% to 0.18%, representing a 10% reduction in expenses borne by QQQ.

Although shareholders will vote separately on each proposal, the proposed conversion of QQQ from a UIT to an Open-End Fund will not occur unless shareholders approve all three proposals.

What are the shareholder benefits of this change?

If the proposals are approved and the changes are implemented, shareholders can expect the following key benefits:

•	Lower Costs: QQQ’s TER is expected to decrease from 0.20% to 0.18% (a 10% decrease in expenses).
•

Enhanced Structural Flexibility: The Open-End Fund structure would allow QQQ to potentially participate in securities lending, as well as allow QQQ to reduce cash drag by reinvesting dividends it receives (rather than distributing all dividends to shareholders).

•

Improved Fund Disclosure and Reporting: In addition to annual shareholder reports, shareholders also will receive semi-annual shareholder reports . Shareholders also will receive summary prospectuses for QQQ, which are more concise than existing investor documentation.

NOT A DEPOSIT | NOT FDIC INSURED | NOT GUARANTEED BY THE BANK | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

For Institutional Investor Use Only – Not for use with the Public

What is not changing?

•	QQQ will continue to operate as an ETF.
•	QQQ will still seek to track the Nasdaq-100 Index®.
•	QQQ will not experience a change in the performance history, the process of buying/selling shares of QQQ, and investment exposures and investment risks.

In short, QQQ will function much in the same way it has in its 25-year plus history.

Are other funds, such as the Invesco Nasdaq 100 ETF (QQQM), impacted?

No other changes are being proposed for other Invesco ETFs. The proposal is solely for QQQ.

Will this be a taxable event for QQQ shareholders?

No. The change of QQQ from a UIT to an Open-End Fund will not be a tax realization event for shareholders or QQQ itself.

Proxy Timeline, How to Vote and Overall Proxy Process

What is the expected timeline?

Date	Event

8/15/25	Record Date

8/18/25	Proxy Statement Filed with the SEC

8/22/25	Proxy Statement and related materials first mailed to shareholders of record

8/26/25	E-mails sent to shareholders of record for AM delivery

8/27/25	Calls begin from proxy solicitor

9/2/25	E-delivery and hard copy reminders will be going out weekly

12/5/25	Shareholder Meeting

How do shareholders place their vote?

Shareholders can vote via internet, mail, or telephone. Shareholders may also attend the shareholder meeting in person and vote there. However, we still strongly recommend submitting a proxy card, even if planning to attend the meeting.

The proxy card outlines the various ways a shareholder my vote. The proxy card can be found on our proxy website (https://proxyvotinginfo.com/p/qqq). The different ways to vote include:

•	Vote online – Read the proxy statement and go to www.proxyvote.com
•	Vote by phone – Read the proxy statement, have your proxy card at hand and dial 1-800-690-6903
•	Vote by mail – Read the proxy statement, check the appropriate box(es) on the reverse side of the proxy card and then sign, date and return the proxy card in the envelope provided

Your control number will be needed to vote.

How can I find my control number?

You can find your control number however you received your proxy statement, either via mail or e-mail. Alternatively, certain shareholders can contact our proxy solicitor, Sodali, to vote over the phone with a live agent. They can be reached at 800-886-4839 during the following hours: Monday – Friday 10:00 AM – 11:00 PM and Saturday, 12:00 – 5:00, PM ET.

Who is the proxy solicitor Invesco is using?

Sodali & Co. Fund Services

Is it majority of shares/assets or shareholders needed for a proposal to pass?

Due to differing controlling documents, laws and regulations (as applicable), each proposal submitted to shareholders, as set forth in the proxy statement, has a different voting standard that is necessary for approval. The highest threshold – to amend QQQ’s governing documents in a manner intended to reclassify the trust as an Open-End Fund – is 51% of

For Institutional Investor Use Only – Not for use with the Public

QQQ’s outstanding shares being voted “FOR” the proposal. More information about the voting requirements is set forth in the proxy statement.

What forms of communication will Sodali use to reach out to Shareholders?

Calls, letters, and e-mails.

How often can shareholders be contacted?

Sodali and Invesco will establish a plan to reach out to shareholders. However, calls and mailings will stop once the shareholder votes.

Can Financials Advisors vote on behalf of their clients if they have discretion?

This depends on the agreement/arrangement with the financial advisor and the firm. Investors can generally elect to have proxies voted by advisors if they so choose.

Is there contact information for shareholders should they need assistance voting?

Please see definitive proxy statement for contact information at Invesco QQQ Trust, Series1 Proxy Statement.pdf

When will Sodali stop contacting shareholders?

Once the shareholder votes, calls and mailings will stop

Key Dates, Portfolio Management and Potential Tax Considerations

How will shareholders be notified of their opportunity to vote on the proposals?

Shareholders of record as of August 15, 2025 will receive a proxy statement either in physical mail or via electronic delivery, soliciting their vote on the three proposals described above. Detailed information about the proposals and instructions on the process for voting will be included in the proxy materials sent to shareholders.

What is the effective date of the change?

If shareholders approve all three proposals at the shareholder meeting scheduled for December 5, 2025, it is currently planned that QQQ will become an “Open-End Fund” (i.e., an open-end management company) effective as of market open on Monday, December 8, 2025. This date is subject to change, however; the meeting may be postponed or adjourned to a further date to permit further solicitation of proxies (thereby delaying the effective date of the change).

Are there any anticipated or expected changes to the QQQ portfolio management team?

No

Are there any potential tax consequences?

The proposed change to QQQ is a reclassification and not a reorganization or merger, and as such no tax consequences should occur. As always, consult your tax advisor for more information regarding your tax situation.

Is there any portfolio turnover expected?

QQQ’s investment objective will not change. It will continue to seek to track the Nasdaq-100 Index®, and therefore no turnover is anticipated as a result of the proposed changes.

Will there be any changes to QQQ’s CUSIP?

There is no anticipated change to QQQ’s CUSIP.

Contact us

Should you have questions, please contact your Invesco representative or your financial professional:

National Wirehouse	Independent Broker Dealer	Third Party and 529 Sales
800 998 4246	800 421 0807	800 410 4246, ext. 0529

Retail Retirement	RIA and Private Client	Client Services
800 370 1519	800 421 4023	800 959 4246

Closed-End Funds	Global Liquidity
800 341-2929	800 659 1005, option 2

For Institutional Investor Use Only – Not for use with the Public

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, which contains this and other information about the Invesco QQQ, a unit investment trust, please visit invesco.com/fundprospectus. Please read the prospectus carefully before investing.

There are risks involved with investing in ETFs, including possible loss of money. ETFs are subject to risks similar to those of stocks. Investments focus in a particular sector, such as technology, are subject to greater risks and are more greatly impacted by market volatility, than more diversified investments.

Since ordinary brokerage commissions apply for each buy and sell transaction, frequent trading activity may increase the cost of ETFs.

All data created by Invesco unless otherwise noted.

 Invesco Distributors, Inc.

 10/2025

For Institutional Investor Use Only – Not for use with the Public

In Focus
July 17, 2025 (updated Oct 24, 2025)

Invesco Proposes to Modernize Invesco QQQ and Lower its Total Expense Ratio

On August 18, 2025, Invesco Capital Management, LLC (Invesco) filed a definitive proxy statement with the Securities and Exchange Commission (SEC), updating and finalizing preliminary documents that were filed with the SEC on July 17, 2025. The proxy statement seeks the approval of QQQ’s shareholders of record as of August 15, 2025 to take certain actions, including amending QQQ’s governing instruments, to operate QQQ in a manner that would result in its reclassification under the Investment Company Act of 1940, as amended, from that of a “unit investment trust” to that of a “management company,” with a subclassification as an “open-end company,” all as defined in the Investment Company Act of 1940 (1940 Act).

In addition to other benefits, if shareholders approve the proposals contained in the proxy statement, QQQ’s total expense ratio (TER) will be lowered from 0.20% to 0.18%, representing a 10% reduction in expenses borne by QQQ.

What’s Changing and Why It Matters for Shareholders

What will change with QQQ?

Since its launch in 1999, QQQ has operated as a Unit Investment Trust (UIT). While this structure was common in the early days of ETFs, the industry has evolved, and today, nearly all ETFs are structured as Open-End Funds. Currently, there are fewer than 10 ETFs (10 of the oldest ETFs in the US) that are structured as UITs.

What are the proposals being presented to shareholders?

As described in the proxy statement, shareholders are being asked to vote on three separate proposals:

•	Approve amendments to QQQ’s governing instruments intended to change QQQ’s classification from a UIT to an Open-End Fund.
•

Approve the election of trustees to serve on the Board of Trustees of QQQ following the amendment of the governing instruments, thereby replacing the existing trustee (a bank) with a slate of individual trustees.

•

Approve an investment advisory agreement between QQQ and Invesco that will allow Invesco to manage the fund as its investment advisor. (QQQ does not currently have an investment advisor.) Under the proposed advisory agreement, Invesco will charge QQQ a unitary fee of 0.18%, which will lower the TER of QQQ from 0.20% to 0.18%, representing a 10% reduction in expenses borne by QQQ.

Although shareholders will vote separately on each proposal, the proposed conversion of QQQ from a UIT to an Open-End Fund will not occur unless shareholders approve all three proposals.

What are the shareholder benefits of this change?

If the proposals are approved and the changes are implemented, shareholders can expect the following key benefits:

•	Lower Costs[1]: QQQ’s TER is expected to decrease from 0.20% to 0.18% (a 10% decrease in expenses).
•

Enhanced Structural Flexibility: The Open-End Fund structure would allow QQQ to potentially participate in securities lending, as well as allow QQQ to reduce cash drag by reinvesting dividends it receives (rather than distributing all dividends to shareholders).

•

Improved Fund Disclosure and Reporting: In addition to annual shareholder reports, shareholders also will receive semi-annual shareholder reports . Shareholders also will receive summary prospectuses for QQQ, which are more concise than existing investor documentation.

What is not changing?

•	QQQ will continue to operate as an ETF.
•	QQQ will still seek to track the Nasdaq-100 Index®.
•	QQQ will not experience a change in the performance history, the process of buying/selling shares of QQQ, and investment exposures and investment risks.

This communication is intended for Existing Investors and their financial professionals only.

Further distribution is prohibited.

In short, QQQ will function much in the same way it has in its 25-year plus history.

Will this be a taxable event for QQQ shareholders?

No. The change of QQQ from a UIT to an Open-End Fund will not be a tax realization event for shareholders or QQQ itself.

Proxy Timeline, How to Vote and Overall Proxy Process

What is the expected timeline?

Date	Event

8/15/25	Record Date

8/18/25	Proxy Statement Filed with the SEC

8/22/25	Proxy Statement and related materials first mailed to shareholders of record

8/26/25	E-mails sent to shareholders of record for AM delivery

8/27/25	Calls begin from proxy solicitor

9/2/25	E-delivery and hard copy reminders will be going out weekly

12/5/25	Shareholder Meeting

How do shareholders place their vote?

Shareholders can vote via internet, mail, or telephone. Shareholders may also attend the shareholder meeting in person and vote there. However, we still strongly recommend submitting a proxy card, even if planning to attend the meeting.

The proxy card outlines the various ways a shareholder my vote. The proxy card can be found on our proxy website (https://proxyvotinginfo.com/p/qqq). The different ways to vote include:

•	Vote online – Read the proxy statement and go to www.proxyvote.com
•	Vote by phone – Read the proxy statement, have your proxy card at hand and dial 1-800-690-6903
•	Vote by mail – Read the proxy statement, check the appropriate box(es) on the reverse side of the proxy card and then sign, date and return the proxy card in the envelope provided

Your control number will be needed to vote.

How can I find my control number?

You can find your control number however you received your proxy statement, either via mail or e-mail. Alternatively, certain shareholders can contact our proxy solicitor, Sodali, to vote over the phone with a live agent. They can be reached at 1-800-886-4839 during the following hours: Monday – Friday 10:00 AM – 11:00 PM and Saturday, 12:00 – 5:00, PM ET.

Who is the proxy solicitor Invesco is using?

Sodali & Co. Fund Services

Is it majority of shares/assets or shareholders needed for a proposal to pass?

Due to differing controlling documents, laws and regulations (as applicable), each proposal submitted to shareholders, as set forth in the proxy statement, has a different voting standard that is necessary for approval. The highest threshold – to amend QQQ’s governing documents in a manner intended to reclassify the trust as an Open-End Fund – is 51% of QQQ’s outstanding shares being voted “FOR” the proposal. More information about the voting requirements is set forth in the proxy statement.

What forms of communication will Sodali use to reach out to Shareholders?

Calls, letters, and e-mails.

How often can shareholders be contacted?

Sodali and Invesco will establish a plan to reach out to shareholders. However, calls and mailings will stop once the shareholder votes.

Can Financials Advisors vote on behalf of their clients if they have discretion?

This depends on the agreement/arrangement with the financial advisor and the firm. Investors can generally elect to have proxies voted by advisors if they so choose.

Is there contact information for shareholders should they need assistance voting?

Please see definitive proxy statement for contact information at Invesco QQQ Trust, Series1 Proxy Statement.pdf

When will Sodali stop contacting shareholders?

Once the shareholder votes, calls and mailings will stop

Key Dates, Portfolio Management and Potential Tax Considerations

How will shareholders be notified of their opportunity to vote on the proposals?

Shareholders of record as of August 15, 2025 will receive a proxy statement either in physical mail or via electronic delivery, soliciting their vote on the three proposals described above. Detailed information about the proposals and instructions on the process for voting will be included in the proxy materials sent to shareholders.

What is the effective date of the change?

If shareholders approve all three proposals at the shareholder meeting scheduled for December 5, 2025, it is currently planned that QQQ will become an “Open-End Fund” (i.e., an open-end management company) effective as of market open on Monday, December 8, 2025. This date is subject to change, however; the meeting may be postponed or adjourned to a further date to permit further solicitation of proxies (thereby delaying the effective date of the change).

Are there any anticipated or expected changes to the QQQ portfolio management team?

No

Are there any potential tax consequences?

The proposed change to QQQ is a reclassification and not a reorganization or merger, and as such no tax consequences should occur. As always, consult your tax advisor for more information regarding your tax situation.

Is there any portfolio turnover expected?

QQQ’s investment objective will not change. It will continue to seek to track the Nasdaq-100 Index®, and therefore no turnover is anticipated as a result of the proposed changes.

Will there be any changes to QQQ’s CUSIP?

There is no anticipated change to QQQ’s CUSIP.

NOT A DEPOSIT | NOT FDIC INSURED | NOT GUARANTEED BY THE BANK | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, which contains this and other information about the Invesco QQQ, a unit investment trust, please visit invesco.com/fundprospectus. Please read the prospectus carefully before investing.

1 Since ordinary brokerage commissions apply for each buy and sell transaction, frequent trading activity may increase the cost of ETFs.

Mexico: This material has been prepared by Invesco Distributors, Inc. for use with Larrain Vial Securities US LLC (“Larrain Vial”) for use with existing investors and their financial professionals in Mexico. Invesco is not affiliated with Larrain Vial. The securities have not been and will not be registered with the National Registry of Securities, maintained by the Mexican National Banking and Securities Commission and, as a result, may not be offered or sold publicly in Mexico. The fund and any underwriter or purchaser may offer and sell the securities in Mexico on a private placement basis to Institutional and Accredited Investors pursuant to Article 8 of the Mexican Securities Market Law.

All data created by Invesco unless otherwise noted.

Invesco Distributors, Inc.

10/2025

Date

Dear (Client Name),

You should have received proxy material in the mail or by e-mail in connection with the Special Shareholder Meeting for the Invesco QQQ ETF scheduled to be held on December 5, 2025.

Shareholders are being asked to consider and approve changing QQQ from a UIT to an open-end ETF, elect nine highly qualified nominees to the board and approve an investment advisory agreement.

It is important to consider that if the proposals pass, there will be increased Board oversight, and shareholders will get a 10% reduction in fees.

As your advisor, I recommend that you follow the instructions in the proxy material to vote by signing, dating and mailing the proxy card in the pre-paid return envelope or follow the instructions to vote by internet or telephone. You may receive a phone call from the proxy solicitor, Sodali Fund Solutions. You can also vote your shares on the phone with a Sodali representative.

Once you vote, all mailings, emails and phone calls will stop.

Please feel free to call me if you have any questions.

Thank you,

FOR EXISTING INVESTOR USE AND THEIR FINANCIAL PROFESSIONALS ONLY - FURTHER DISTRIBUTION PROHIBITED

Invesco Distributors, Inc. 11/25 NA4960759

Subject line: Lower QQQ costs proposed: here’s how to support the change

Hi [FA NAME],

I wanted to make sure you’re aware of the upcoming proxy vote for Invesco QQQ. Your clients have an opportunity to benefit from proposed fund updates.

Key changes include:

•	Lower costs: Expense ratio reduced from 0.20% to 0.18%

•	Modernized structure: Transition to an open-end format, aligning with how most ETFs operate today

•	No tax impact: No capital gains or hidden costs

To vote on your client’s behalf:

To vote on behalf of multiple clients, simply send their names and ZIP codes to:

QQQFA@info.sodali.com

1-888-912-4607

To inform your clients:

To help you inform clients, here’s a customizable client letter you can send directly to those who can vote.

Download the client letter

Proxy voting

Deadline: December 4, 2025

Let me know if you have any questions or need support.

Best,

[YOUR SIGNATURE]

For Institutional Investor Use Only — Not for Use With the Public

This email has been sent on behalf of Invesco Ltd. or an Invesco affiliate:

1331 Spring Street NW, Suite 2500, Atlanta, GA 30309

invesco.com/us 11/25 NA4960729 Invesco Distributors, Inc.

Subject line: Lower QQQ costs proposed: here’s how to support the change

Hi [FA NAME],

I wanted to make sure you’re aware of the upcoming proxy vote for Invesco QQQ. Your clients have an opportunity to benefit from proposed fund updates.

Key changes include:

•	Lower costs: Expense ratio reduced from 0.20% to 0.18%

•	Modernized structure: Transition to an open-end format, aligning with how most ETFs operate today

•	No tax impact: No capital gains or hidden costs

To vote on your client’s behalf:

Call Sodali, Invesco QQQ’s proxy solicitor, at the VIP number below. They will guide you through the process of voting on behalf of your clients.

1-888-989-7135

To inform your clients:

To help you inform clients, here’s a customizable client letter you can send directly to those who can vote.

Download the client letter

Proxy voting

Deadline: December 4, 2025

Let me know if you have any questions or need support.

Best,

[YOUR SIGNATURE]

For Institutional Investor Use Only — Not for Use With the Public

This email has been sent on behalf of Invesco Ltd. or an Invesco affiliate:

1331 Spring Street NW, Suite 2500, Atlanta, GA 30309

invesco.com/us 11/25 NA4960739 Invesco Distributors, Inc.